SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 28, 2006
(Date of earliest event reported)

FIRST HORIZON ASSET SECURITIES INC., (as depositor under the Pooling and Servicing
Agreement, dated as of February 1, 2006, providing for the issuance of the First Horizon
Alternative Mortgage Securities Trust 2006-FA1, Mortgage Pass-Through Certificates, Series 2006-FA1).

FIRST HORIZON ASSET SECURITIES INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-125158	75-2808384
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4000 Horizon Way	75063
Irving, Texas (Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 441-4000

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) ☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) ☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) ☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) ☐

Item 8.01.Other Events.

Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-125158) filed with the Securities and Exchange Commission (the “Commission”) on July 29, 2005 (the “Registration Statement”), pursuant to which the Registrant registered $12,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the “Prospectus”), which was filed with the Commission pursuant to Rule 424(b)(5) on March 1, 2006, with respect to the Registrant’s Mortgage Pass-Through Certificates, Series 2006-FA1 (the “Offered Securities”).

The Registrant is filing this Current Report on Form 8-K/A to report certain rate cap transactions between IXIS Financial Products Inc. (“IXIS”) and The Bank of New York, as Trustee, relating to the Class I-A-1, Class I-A-6 and Class I-A-8 Certificates. The rate caps are described in Cap Confirmation I-A-1, Cap Confirmation I-A-6, Cap Confirmation I-A-8 and Cap Confirmation I-A-8 (Corridor), each dated February 28, 2006 and filed herewith as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4, respectively.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Cap Confirmation I-A-1 dated February 28, 2006, between IXIS and The Bank of New York, as Trustee

99.2	Cap Confirmation I-A-6 dated February 28, 2006, between IXIS and The Bank of New York, as Trustee

99.3	Cap Confirmation I-A-8 dated February 28, 2006, between IXIS and The Bank of New York, as Trustee

99.4	Cap Confirmation I-A-8 (Corridor) dated February 28, 2006, between IXIS and The Bank of New York, as Trustee

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES INC.

March 15, 2006	By:	/s/ Alfred Chang
Alfred Chang
Vice President

Signature Page for Form 8-K/A
(2006-FA1 Issuance of Certificates)

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Cap Confirmation I-A-1 dated February 28, 2006, between IXIS and The Bank of New York, as Trustee

99.2	Cap Confirmation I-A-6 dated February 28, 2006, between IXIS and The Bank of New York, as Trustee

99.3	Cap Confirmation I-A-8 dated February 28, 2006, between IXIS and The Bank of New York, as Trustee

99.4	Cap Confirmation I-A-8 (Corridor) dated February 28, 2006, between IXIS and The Bank of New York, as Trustee